UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2008 (April 29, 2008)
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     On April 29, 2008, Alexza Pharmaceuticals, Inc. (“Alexza”) announced positive results from a Phase 1 clinical trial of AZ-007 (Staccato® zaleplon). AZ-007 is an inhalation product candidate being developed for the treatment of insomnia patients who have difficulty falling asleep, including patients who awake in the middle of the night and have difficulty falling back asleep. The press release announcing the results of the clinical trial is filed as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.
     On April 30, 2008, Alexza announced that it has completed the enrollment in its Phase 2a proof-of-concept clinical trial with AZ-002 (Staccato® alprazolam) in patients with panic disorder. AZ-002 is an inhalation product candidate being developed for the acute treatment of panic attacks associated with panic disorder. AZ-002 is being developed through Symphony Allegro, a development collaboration formed between Alexza and Symphony Capital in 2006. The press release announcing the completion of the enrollment in the clinical trial is filed as Exhibit 99.2 hereto, the contents of which are incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 and attached as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release titled “Alexza Announces Positive Phase 1 Results with AZ-007 (Staccato® Zaleplon)” dated April 29, 2008.

99.2	Press Release titled “Alexza Completes Enrollment in Phase 2a Clinical Trial with AZ-002 (Staccato® Alprazolam) in Panic Disorder Patients” dated April 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.

Date: April 30, 2008
	By:	/s/ Thomas B. King
Thomas B. King,
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release titled “Alexza Announces Positive Phase 1 Results with AZ-007 (Staccato® Zaleplon)” dated April 29, 2008.

99.2	Press Release titled “Alexza Completes Enrollment in Phase 2a Clinical Trial with AZ-002 (Staccato® Alprazolam) in Panic Disorder Patients” dated April 30, 2008.